UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 13, 2013

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

————————————————————————————————————

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 13, 2013, the Board of Directors of Invacare Corporation (the “Company”) adopted the Second Amended and Restated Code of Regulations of the Company (the “Amended Code”). The Amended Code amends several provisions of the existing Code of Regulations. These include provisions:

•
Granting additional flexibility to the Chairman of a shareholders' meeting to establish procedures that he or she deems appropriate for the orderly conduct of that meeting, including the ability to adjourn the meeting to a later date;

•
Updating existing provisions of the Company's Code of Regulations to reflect changes in the law permitting the use of electronic communications in a variety of circumstances and adding provisions accommodating the issuance of non-certificated shares;

•	Updating and clarifying the information requirements with respect to nominations and business proposals submitted by shareholders for consideration at shareholders' meetings;

•
Specifying that persons who are to receive compensation for their service as a Director from anyone other than the Company will not qualify for service as a Director of the Company, subject to certain exceptions;

•	Authorizing the formation of Board committees consisting of one or more directors and clarifying that committees may create subcommittees; and

•	Eliminating the requirement that the Company hold its annual shareholders' meeting within the first six months of the fiscal year.

The Amended Code also includes non-substantive changes and other technical changes intended to update or clarify certain provisions included therein. The amendments made in the Amended Code were effective upon their adoption by the Board.
The foregoing description is only a summary of certain changes made to the Company's Code of Regulations and is qualified in its entirety by reference to the Amended Code, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Second Amended and Restated Code of Regulations of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: August 14, 2013	By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

3.1	Second Amended and Restated Code of Regulations of the Company.